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EXHIBIT 24. POWER OF ATTORNEY


                             POWERS OF ATTORNEY
                      DIRECTORS OF WAYNE BANCORP, INC.

         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint David L. Christopher or David P. Boyle, or either one of them acting alone, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of Wayne Bancorp, Inc., an Ohio corporation, (the "Company"), to a Registration Statement on Form S-4 or other form registering common stock of the Company under the Securities Act of 1933 in connection with the Company's acquisition of Chippewa Valley Bancshares, Inc., and to any and all amendments, post effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Wooster, Ohio, this 3rd day of December, 1997.


/s/David l. Christopher
-----------------------
David L. Christopher


/s/ James O. Basford
--------------------
James O. Basford


/s/ Joseph R. Benden
--------------------
Joseph R. Benden


/s/ Gwenn E. Bull
-----------------
Gwenn E. Bull


/s/ Dennis B. Donahue
---------------------
Dennis B. Donahue


/s/ B. Diane Gordon
-------------------
B. Diane Gordon



/s/ John C. Johnston, III
-------------------------
John C. Johnston, III


/s/ Darcy B. Pajak
------------------
Darcy B. Pajak


/s/ Stephen L. Shapiro
----------------------
Stephen L. Shapiro


/s/ Jeffrey E. Smith
--------------------
Jeffrey E. Smith


/s/ David E. Taylor
-------------------
David E. Taylor


/s/ Bala Venkataraman
---------------------
Bala Venkataraman